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                                                                    EXHIBIT 10.6


                             SUBSCRIPTION AGREEMENT


                     NEWS COMMUNICATIONS, INC. COMMON STOCK



News Communications, Inc.
2 Park Avenue, Suite 1405
New York, NY 10016

Attn:  Chairman

         1. Application. (a) The undersigned (the "Purchaser"), intending to be legally bound, hereby agrees to purchase, an aggregate of 750,000 shares (the "Shares") of the common stock (the "Common Stock") of News Communications, Inc. (the "Company"), at a purchase price of $1.00 per Share, subject to adjustment as provided below. The Purchaser shall purchase 500,000 Shares no later than April 30, 2001 and the balance of 250,000 Shares from time to time as the Company's capital needs require but in no event later than July 31, 2001. Payment of the purchase price for the Shares shall be made by wire transfer of immediately available funds.

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES ACT OF ANY STATE. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         (b) In addition, in consideration for the Purchaser's subscription for the Shares, the Company hereby issues to the Purchaser an additional 250,000 shares of the Company's Common Stock (the "Adjustment Shares") which D.H. Blair Investment Banking Corp. ("Blair") is purchasing on the date hereof and is contributing to NCI. In the event that on the second anniversary of the date of this Agreement, the Fair Market Value of the equity securities of the Company is equal to or greater than $46,000,000 (an "Adjustment Event"), then the Purchaser agrees to transfer the Adjustment Shares (or any securities received in respect of the Adjustment Shares) to Blair; provided, however, in the event that the Company has consummated the transaction described in paragraph 6 of that certain letter agreement dated May 8, 2001 by and among the Company, the Purchaser and certain other parties thereto, including Blair (the "Letter Agreement"), the Purchaser shall deliver to Blair the number of shares of Newco Common Stock (as defined in the Letter Agreement) that Blair would have receive had it owned the Adjustment Shares on the date of the consummation of the transaction between the Company and Newco and the Company shall issue to Blair the Subordinated Notes (as defined in the Letter Agreement) or other consideration that Blair would have received had it owned the Adjustment Shares on the date of the consummation of the transaction between the Company and Newco. The Company and the Purchaser intend for Blair to be a third party beneficiary of their obligations set forth in this Section 1(b)

         (c) For purposes of this Agreement, "Fair Market Value" of the equity securities of the Company shall mean, as applicable (i) the last sale price on the relevant date quoted on the Nasdaq Stock Market; (ii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Board of Directors discretion; or (iii) if no public trading of the Common Stock exists on the relevant date, then Fair Market Value shall be determined by an independent nationally recognized appraiser selected by the Board of Directors of the Company.

         2. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

                  (a) The Purchaser, in making the decision to enter into this Agreement and to commit to purchase the Shares, has relied upon independent investigations made by him and his representatives, if any. No oral representations have been made or oral information furnished to the Purchaser in connection with the commitment to purchase of the Shares; and the Purchaser and/or his advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Shares.

                  (b) The Purchaser has been or will be supplied with or has and will have sufficient access to all information, including financial statements and other financial information of the Company, and has been afforded with an opportunity to ask questions of and receive answers concerning information to which a reasonable investor would attach significance in making investment decisions, so that as a reasonable investor the Purchaser has been able to make the Purchaser's decision to commit to purchase the Shares.

                  (c) The Purchaser is able and will be able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, has made and will have made commitments to investments that are not readily marketable which are reasonable in relation to the Purchaser's net worth and, at the present time, could afford a complete loss of such investment.

                  (d) The Purchaser has such knowledge and experience in financial, tax and business matters so as to enable him to utilize the information made available to him in connection with the commitment to purchase and the purchase of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

                  (e) The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that he can bear the economic





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         risk of the purchase of the Shares, including the total loss of his investment. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only his own advisor(s).

                  (g) The Purchaser has and will have full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company and is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Subscription Agreement.

                  (h) The Purchaser will be purchasing the Shares for his own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act.

                  (i) The Purchaser understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of federal and state securities laws under Section 4(2) of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. The representations, warranties and agreements contained herein are true and correct as of the date hereof and may be relied upon by the Company, and the Purchaser will notify the Company immediately of any adverse change in any such representations and warranties which may occur prior to the acceptance of the subscription and will promptly send the Company written confirmation thereof. The representations, warranties and agreements of the Purchaser contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

                  (j) The Purchaser further represents and warrants that he is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business and in good standing in the State of New York. The Company has all requisite power and authority and has all necessary approvals, licenses, permits and authorization to own its properties and to carry on its business as now conducted. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) The Company's authorized capital stock consists of:

                           (i) 100,000,000 shares of Common Stock, of which
                  8,470,536 are issued and outstanding and 158,333 shares are held in treasury;

                           (ii) 500,000 shares of Preferred Stock, of which:

                                            (A) 14 shares designated 8%
                           Convertible Preferred Stock are issued and outstanding, which shares are convertible into 2,222 shares of Common Stock and 2,222 warrants to purchase Common Stock at an exercise price of $6.00 per share;

                                            (B) 21 shares designated 10%
                           Convertible Preferred Stock are issued and outstanding, which shares are convertible into 12,600 shares of Common Stock; and

                                            (C) 197,500 shares designated $10
                           Convertible Preferred Stock are issued and outstanding, which shares are convertible into 825,432 shares of Common Stock after giving effect to the issuance of the Shares, the issuance of the Warrants to James Finkelstein to purchase 3,000,000 shares, the purchase of 250,000 shares by D.H. Blair Investment Banking Corp. and the issuance of 1,150,000 shares issued upon conversion of an aggregate of $1,150,000 principal amount of notes on the date hereof.

                  (c) The Company currently has four Stock Option Plans. 200,000 shares of the Company's Common Stock have been reserved for issuance upon exercise of options granted under the Company's 1999 Stock Option Plan, 122,222 shares of the Company's Common Stock have been reserved for issuance upon exercise of options granted under the Company's 1987 Stock Option Plan, 500,000 shares of the Company's Common Stock have been reserved for issuance upon exercise of options granted under the Company's Discretionary Directors and Officers Stock Option Plan and 166,667 shares of the Company's Common Stock have been reserved for issuance upon exercise of options granted under the Company's Non-discretionary Directors Stock Option Plan. As of the date hereof, options to purchase a total of 1,010,661 shares of the Company's Common Stock have been granted.

                  (d) 266,667 shares of the Company's Common Stock have been reserved for issuance upon the exercise of the Warrants issued to the holders of the $10.00 Convertible Preferred Stock, 32,223 shares of the Company's Common Stock have been reserved for issuance upon the exercise of the Warrants issued to the holders of the 8% Convertible Preferred Stock, 200,000 shares of the Company's Common Stock have been reserved for issuance upon the exercise of the Warrants issued to D.H. Blair Investment Banking Corp. and 100,000 shares of the Company's Common Stock have been reserved for issuance upon the exercise of the Warrant issued to WLR Recovery Fund L.P.

                  (e) 1,000,000 shares of the Company's Common Stock have been reserved for issuance upon the conversion of an 8% Convertible Note issued to Rosalind Davidowitz and 350,000 shares of the Company's Common Stock have been reserved for issuance upon the conversion of the 8% Convertible Notes issued to D.H. Blair Investment Banking Corp. An additional indeterminate number of shares have been




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

         reserved for issuance in satisfaction of the payment of accrued interest on the Company's 8% Convertible Notes.

                  (f) Up to 1,000,000 shares of the Company's Common Stock have been reserved for issuance upon either (i) the conversion of the outstanding principal amount under a Revolving Note issued to D.H. Blair Investment Banking Corp. or (ii) if not converted by the maturity date, the issuance of warrants to purchase the Company's Common Stock in an amount equal to the maximum advances thereunder at any one time. An additional indeterminate number of shares have been reserved for issuance in satisfaction of the payment of accrued interest on the Revolving Note.

                  (g) All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable. Upon issuance, sale and delivery as contemplated by this Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable shares.

                  (h) The shares of the Company's Common Stock issuable upon exercise of the Options, Warrants and Convertible Notes have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company. The shares of Common Stock issuable upon exercise of the Warrants, have been duly and/or validly reserved for issuance and, when issued and paid for in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

                  (i) Except as provided above and in Schedule A attached hereto, no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

                  (j) The Company has authorized the execution, delivery, and performance of this Agreement and each of the transactions and agreements contemplated hereby. No other corporate action (including stockholder approval) is necessary to authorize such execution, delivery and performance of this Agreement, and upon such execution and delivery this Agreement shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. The Company has authorized the issuance and delivery of the Shares in accordance with this Agreement.




                                       5





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         4. Registration Rights.

            (a) Agreement to Register. At any time from the date of purchase of the Shares until the fifth anniversary of the date hereof, at the request of the Purchaser (the "Registration Request"), the Company shall prepare and use its best efforts to file with the Securities and Exchange Commission (the "SEC") within 60 days of the Registration Request a registration statement covering the resale of the Shares (each, a "Registration Statement"), shall use its best efforts to cause such Registration Statement to become effective as soon as possible thereafter and to do all other things necessary to cause such Registration Statement to be declared effective by the SEC (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky and other state securities laws in such jurisdictions as the Purchaser may reasonably request, and appropriate compliance with applicable regulations issued under the Securities
Act) and as would permit or facilitate the sale and distribution of all or such portion of such Shares. The Purchaser shall have the right to make such Registration Request on one occasion.

            (b) If the Purchaser desires to distribute the Shares by means of an underwriting, he shall make a Registration Request and so advise the Company and shall select an underwriter reasonably acceptable to the Company. At such time, the Company and the Purchaser shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company. The Company shall not be required to effect more than two underwritten offerings of Shares. The Company shall pay all expenses, other than underwriters' discounts and commissions and fees and disbursements of experts and counsel retained by the Purchaser, relating to an underwriting of the Shares covered by the first request, and the Purchaser shall pay all reasonable registration expenses arising from the second such underwriting.

            (c) If, at any time during the five-year period following the date hereof, the Company proposes to file with the SEC a Registration Statement with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act, the Company shall notify the Purchaser at least twenty (20) days prior to the filing of the Registration Statement and will offer to include all or any portion of the Shares in the Registration Statement. At the written request of the Purchaser, delivered to the Company within ten (10) days after the date of the Company's notice, the Purchaser shall state the number of Shares that he wishes to sell under the proposed Registration Statement.

            (d) If the Registration Statement is filed with respect to an underwritten offering, the Company and the Purchaser shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company. The Company shall pay all expenses, other than underwriters' discounts and commissions and fees and disbursements of experts and counsel retained by the Purchaser, relating to an underwriting of the Shares.

            (e) The Purchaser, if reasonably requested by the Company or by the underwriter with respect to any public offering, shall agree not to sell, make any short





                                       6





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sale of, loan, grant any options for the purchase of, or otherwise dispose of any of the Shares (other than those included in the Registration Statement) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days), from the effective date of such Registration Statement, or the commencement of the offering, as applicable, as may be requested by the underwriters, provided that all other holders of the class of securities being registered pursuant to the Registration Statement shall make the same agreements as those made by the Purchaser under this Section 4(e).

            (f) The Purchaser shall promptly provide the Company with such non-confidential and non-proprietary information as it shall reasonably request and that is available to the Purchaser in order to prepare the Registration Statement.

            (g) All reasonable and necessary expenses in connection with the preparation of the Registration Statement, including, without limitation, any and all legal, accounting and filing fees, but not including fees and disbursements of experts and counsel retained by the Purchaser or underwriting discounts and commissions to be paid by the Purchaser, shall be borne by the Company.

            (h) The Company shall use its best efforts to cause the Registration Statement to become effective, permitting the sale of the Shares in accordance with the intended method or methods of distribution thereof, and pursuant thereto, the Company shall as expeditiously as possible:

                  (i) prepare and file with the SEC a Registration Statement relating on any appropriate form under the Securities Act, which form shall be available for the sale of the Shares in accordance with the intended method or methods of distribution thereof and use its best efforts to cause such Registration Statement to become effective and keep such Registration Statement effective in accordance with Section 4(h)(ii) below;

                  (ii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration effective until all such Shares are sold; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such Registration Statement or supplement to the prospectus; provided, however, that the Company may, from time to time, request that the Purchaser immediately discontinue the disposition of the Shares if the Company determines, in the good faith exercise of its reasonable business judgment, that the offering and disposition of the Shares could materially interfere with bona fide financing, acquisition or other material business plans of the Company or would require disclosure of non-public information, the premature disclosure of which could materially and adversely affect the Company (it being






                                       7





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         acknowledged that the Company is not required to disclose in such request any such transaction, plan or non-public information), so long as the Company promptly after the disclosure of such transaction, plan or non-public information complies with this Section 4(h)(ii);

                  (iii) notify the Purchaser and the underwriter, if any, promptly, and (if requested by any such person) confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceedings for such purpose and
         (E) subject to the proviso below, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, subject to Section 4(g)(ii) above, at the request of any such person, prepare and furnish to such person a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, the Company need not disclose the event if it otherwise has not disclosed such event to the public;

                  (iv) if requested by the underwriter or the Purchaser, promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter and the Purchaser agree should be included therein relating to the plan of distribution with respect to such Shares, including, without limitation, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Shares to be sold in such offering; and make all required filings of such prospectus supplements or post-effective amendments as soon as notified of the matters to be incorporated in such prospectus supplements or post-effective amendments;

                  (v) deliver to the Purchaser and the underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) in conformity with the requirement of the Securities Act and any amendments or supplements thereto as such persons may reasonably request and such other documents as they may reasonably request to facilitate the prior sale or other disposition of the Shares;




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

                  (vi) prior to any public offering of Shares, register or qualify or cooperate with the Purchaser, or the underwriters, if any, in connection with the registration or qualification of such Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Purchaser or underwriters, if any, reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Shares covered by the Registration Statement; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or would subject the Company to any tax in any such jurisdiction where it is not then so subject; and

                  (vii) with a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Shares to the public without registration, during such time as a public market exists for its equity securities, the Company agrees to:

                           (A) make and keep public information available, as
              those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its equity securities to the general public;

                           (B) use its best efforts to file with the SEC in a
              timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at any time after it has become subject to such reporting requirements); and

                           (C) furnish to the Purchaser forthwith upon request a
              written statement by the Company as to the Company's compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such securities without registration.

         (i) Notwithstanding the provisions of this Section 4 to the contrary, the Company:

                  (i) may require the Purchaser to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing, and the Company may limit such registration rights to situations where a proposed distribution of Shares is to be effected forthwith upon the effectiveness of the Registration Statement; and

                  (ii) may require the Purchaser to covenant that he has not taken, and will not take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Exchange Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (j) The Purchaser agrees by acquisition of such Shares that, upon receipt of the request referred to in the proviso of Section 4(h)(ii) or of any notice from the Company of the happening of any event of the kind described in
Section 4(h)(iii) hereof (other than as provided in Section 4(h)(iii)(A) hereof), the Purchaser shall forthwith discontinue disposition of Shares until he is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental documents or filings that are incorporated by reference in the prospectus, and, if so directed by the Company, the Purchaser shall deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Purchaser's possession, of the prospectus covering such Shares current prior to the time of receipt of such notice.


         5. Indemnification.

         (a) The Company agrees to indemnify and hold harmless the Purchaser against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulations, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, (ii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein, or (iii) any failure of the Company to perform its obligations hereunder or under law; and will reimburse the Purchaser for any legal and other expenses as such expenses are reasonably incurred by the Purchaser in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, any preliminary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company by each of the Purchaser expressly for the inclusion in any Registration Statement or any preliminary prospectus. This indemnity agreement will be in addition to any liability that the Company may otherwise have. The Company will not, without the prior written consent of the Purchaser, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Purchaser is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Purchaser from all liability arising out of such action or claim (or related cause of action or portion thereof).

         (b) The Purchaser agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who sign any Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained any Registration Statement, any preliminary prospectus, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement, any preliminary prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by the Purchaser expressly for the use in any Registration Statement or any preliminary prospectus; and will reimburse the Company, or any such director, officer, or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. As to the Purchaser, in no event shall any indemnity under this subsection (b) exceed the net proceeds from sale of the number of Shares sold by the Purchaser. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
Section 5, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 5 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that





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

there may be a conflict between the positions of the indemnifying party and the indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (d) If the indemnification provided for in this Section 5 is required but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company and the Purchaser from any other persons, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company who also may be liable for contribution) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the offering of the Shares or any public offering of the Shares, as the case may be or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Purchaser, on the other, shall be deemed to be in the same proportion as the total net proceeds from the sale of the Shares (before deducting expenses) received by the Company bear to the total compensation received by the Purchaser hereunder. The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section 5, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section 5 with respect to notice of commencement of any actions shall apply if a claim for contribution is to be made under this subsection (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined solely by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5, the Purchaser shall not be required to contribute any amount in excess of the amount of compensation received by each of them. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         6. Miscellaneous.

         (a) This Agreement shall survive the death or disability of the Purchaser and shall be binding upon the Purchaser's heirs, executors, administrators, successors and permitted assigns.

         (b) This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect thereof.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single document.

         (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any dispute arising out of or in connection with this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. The location of any hearing shall be New York, New York.

         IN WITNESS WHEREOF, the Purchaser has executed this Agreement the 8th day of May, 2001.

                                       /s/ James Finkelstein
                                       -----------------------------------------
                                       James Finkelstein



ACCEPTED AND AGREED TO:

NEWS COMMUNICATIONS, INC.


By: /s/ Paul Mastronardi
    ---------------------------
Name:   Paul Mastronardi
Title:  VP-CFO






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


                                   Schedule A


1. Pursuant to that certain Letter Agreement dated December 11, 2000 by and between the Company and Steven A. Farbman, the Company has agreed to purchase from Mr. Farbman 150,000 shares of the Company's common stock for an aggregate purchase price of $300,000.

2. The Company has an obligation to pay to each holder of its 10%
Convertible Preferred Stock on September 19th of each year dividends in the amount of $500 per share. The Company has the option to pay such dividends in cash or in shares of the Company's common stock.

3. The Company made a verbal commitment to grant to its Controller Options to purchase 10,000 shares of its common stock.








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